UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant        ☒

Filed by a Party other than the Registrant        ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ANI PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ANI PHARMACEUTICALS, INC. 210 MAIN STREET WEST BAUDETTE, MN 56623 ANI PHARMACEUTICALS, INC. 2023 Annual Meeting Vote by May 22, 2023 11:59 PM ET You invested in ANI PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2023. Vote Virtually at the Meeting* May 23, 2023 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ANIP2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V08703-P91486 Get informed before you vote View the Notice, Proxy Statement and 2022 Annual Report on Form 10-K of ANI Pharmaceuticals, Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before the meeting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V08704-P91486 1. Election of Directors Nominees: 1c. Nikhil Lalwani 1a. Robert E. Brown, Jr. 1d. David B. Nash, M.D., M.B.A. 1b. Thomas Haughey 1e. Antonio R. Pera 1f. Renee P. Tannenbaum, Pharm.D. 1g. Muthusamy Shanmugam 1h. Jeanne A. Thoma 1i. Patrick D. Walsh 2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. 3. To approve the compensation of the Company’s named executive officers, on an advisory basis. 4. To approve an amendment to the Amended and Restated 2022 Stock Incentive Plan. For For For For For For For For For For For For NOTE: To transact such other business that may properly come before the Annual Meeting (including adjournments or postponements).